Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4838%



        Excess Protection Level
          3 Month Average 5.46%
          August, 1998 6.37%
          July, 1998  5.26%
          June, 1998 4.73%


        Cash Yield19.08%


        Investor Charge Offs 5.09%


        Base Rate 7.62%


        Over 35 Day Delinquency 5.00%


        Seller's Interest11.64%


        Total Payment Rate14.21%


        Total Principal Balance$37,775,682,964.86


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,395,888,446.37